UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________

FORM 8-K

_______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 1, 2015 (May 27, 2015)

FORESIGHT ENERGY LP
(Exact Name of Registrant as Specified in Charter)
__________________________

Delaware	001-36503	80-0778894
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 North Broadway Suite 2600 Saint Louis, MO		63102
(Address of Principal Executive Offices)		(Zip Code)

(314) 932-6160
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 27, 2015, Foresight Energy LLC (“FELLC”), a wholly owned subsidiary of Foresight Energy LP (the “Partnership”), entered into Incremental Amendment No. 1 (the “Amendment”) to the Second Amended and Restated Credit Agreement, dated as of August 23, 2013, among FELLC, the Subsidiary Guarantors party thereto, the lenders party thereto, Citibank, N.A., as Administrative Agent and Collateral Agent, and the other agents party thereto (the “Credit Agreement”) pursuant to which the Increasing Revolving Lenders (as defined in the Amendment) extended $50 million of additional revolving facility commitments (the “Additional Revolving Facility Commitments”) and the Increasing Term Lenders (as defined in the Amendment) extended $60 million of incremental term loans (the “Incremental Term Loans”).

The Additional Revolving Facility Commitments have the same terms as those for the existing revolving credit commitments under the Credit Agreement.  The Incremental Term Loans have the same terms as those for the existing term loans under the Credit Agreement.

Proceeds from the Incremental Term Loans were used (i) for working capital and other general corporate purposes and (ii) to pay the fees, costs and expenses incurred in connection with the incurrence of the Additional Revolving Facility Commitments and Incremental Term Loans.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which has been filed as Exhibit 10.1 hereto.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in and incorporated into Item 1.01 above is hereby incorporated into this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibit.

Exhibit No.	Description

10.1
Incremental Amendment No. 1, dated as of May 27, 2015, among Foresight Energy LLC, the other Loan Parties party thereto, Citibank, N.A., as administrative agent, and the Incremental Lenders party thereto

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2015

FORESIGHT ENERGY LP

By Foresight Energy GP LLC, its general partner

/s/ Robert D. Moore

By:           Robert D. Moore

President & Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1
Incremental Amendment No. 1, dated as of May 27, 2015, among Foresight Energy LLC, the other Loan Parties party thereto, Citibank, N.A., as administrative agent, and the Incremental Lenders party thereto